Exhibit 99.1

                 SWS Announces Fiscal 2003 Financial Results;

               $2.9 Million in Net Income Reported for the Year



    DALLAS, July 31 /PRNewswire-FirstCall/ -- SWS Group, Inc. (NYSE: SWS)

today announced financial results for the fiscal year and fourth quarter ended

June 27, 2003.

    For the fourth quarter, SWS recorded net income of $3 million, or diluted earnings per share (EPS) of 18 cents, on revenues of $72.1 million, compared with a net loss of $10.4 million, or a loss of 60 cents per share, on revenues of $76.3 million in the fourth quarter of the prior fiscal year.

    For fiscal 2003, SWS recorded net income of $2.9 million, or EPS of

17 cents, on revenues of $263.5 million, compared with a net loss of

$7.2 million, or a loss of 42 cents per share, on revenues of $332.2 million in the prior fiscal year.

    Included in the fourth quarter is a $2.7 million after tax gain from the sale of the online retail accounts of Mydiscountbroker (MDB) as well as impairment charges of $624,000 after tax for leases on space formerly occupied by MDB and a trading operation.  The quarter also includes an extraordinary gain net of tax of $445,000 from the purchase and consolidation of insurance operations.  Excluding these charges and credits, the company's earnings from ongoing operations were $488,000 in the quarter and $317,000 for the full fiscal year.  The company recorded losses from ongoing operations of

$7.6 million and $17.6 million for the quarter and year, respectively, in fiscal 2002.

    "While we still have a lot of hard work ahead of us, I believe our increased focus on providing core financial services has us very well positioned to grow," said SWS Group CEO Donald W. Hultgren.  "There were a number of positive developments for the quarter."

    In reviewing the quarter, Hultgren pointed to increased clearing,

commission and trading revenues.  Clearing revenue increased 25 percent over that of the immediately preceding quarter, marking the first revenue increase in this key business in six quarters.  Commission revenue, driven by retail and fixed income commissions, increased 18 percent over levels achieved in last year's fourth quarter.  Trading revenue was up 44 percent over last year after adjusting for gains on the sales in fiscal 2002 of Knight Trading Group,

Inc. common stock held for investment.  SWS Group's banking subsidiary, First

Savings Bank, joined in the favorable trend, reporting a 47 percent increase in net interest revenue over that recorded in the prior year's fourth quarter.

    Hultgren attributed the company's improved results to cost reduction efforts, improved equity markets and continued strength in fixed income.

    "We are executing a basic game plan," he said, "of leveraging our expertise and capabilities to expand our clearing business.  We are also building a strong distribution system in the Southwest, developing the products and services that distribution system needs and developing the businesses related to those core products and services."

    Hultgren noted that Southwest Securities' Private Client Group added eight new financial advisors during the quarter.  "In the fiscal year just concluded, the Private Client Group grew from 78 financial advisors to 97,"

Hultgren said, "and we intend to continue and accelerate that growth over the next several years."

    "Although it has been very difficult to add new clearing correspondents in the market environment of the past three years, that part of our business is poised for growth as the equity markets show continued improvement."

    Southwest Securities cleared or executed 29.3 million securities transactions in fiscal 2003, compared with 52.3 million in the prior year.

The 44 percent decline in volume primarily is a result of fewer high-volume correspondents as well as a decline in the business volumes of those correspondents.  Southwest had a total of 227 correspondents at the end of fiscal 2003.  Book value per share was $14.73 at the end of June 2003,

compared with $14.81 at the end of the prior fiscal year.

    During the first six months of fiscal 2003, SWS Group repurchased 364,800 shares of its common stock at an average price of $12.13.  The company did not buy back any shares during the last half of the year.  Under the current authorization from the SWS Group Board of Directors, management may repurchase at its discretion up to 836,200 shares of the company's stock in the open market.

    SWS Group, Inc. is a Dallas-based holding company that offers a broad range of investment and financial services through its subsidiaries.  The company's common stock is listed and traded on the New York Stock Exchange under the symbol SWS.  SWS Group, Inc. subsidiaries include Southwest

Securities, Inc., First Savings Bank, SWS Financial Services, Inc., SWS

Capital Corporation and Southwest Insurance Agency.

    This release contains forward-looking statements regarding the company's future overall performance.  Readers are cautioned that any forward-looking statements, including those predicting or forecasting future events or results, which depend on future events for their accuracy, embody projections or assumptions, or express the intent, belief or current expectations of the company or management, are not guarantees of future performance and involve risks and uncertainties.  Actual results may differ materially as a result of various factors, some of which are out of our control, including, but not limited to those factors discussed in our Annual Report on Form 10-K and in our other reports filed with and available from the Securities and Exchange

Commission.



                         Financial Statements Follow





                       SWS GROUP, INC. AND SUBSIDIARIES

                Consolidated Statements of Financial Condition

                       June 27, 2003 and June 28, 2002

             (In thousands, except par values and share amounts)



                                                       2003           2002

                           Assets

    Cash and cash equivalents                         $74,706       $24,777

    Assets segregated for regulatory purposes         441,184       442,707

    Marketable equity securities available for sale     5,599         3,932

    Receivable from brokers, dealers and

     clearing organizations                         2,488,008     1,770,055

    Receivable from clients, net                      297,238       467,131

    Loans held for sale, net                          201,265       103,124

    Loans, net                                        366,008       345,538

    Securities owned, at market value                 122,693       103,888

    Other assets                                       95,383       102,501

       Total assets                                $4,092,084    $3,363,653



            Liabilities and Stockholders' Equity

    Short-term borrowings                                $---       $37,600

    Payable to brokers, dealers and clearing

     organizations                                  2,405,427     1,764,741

    Payable to clients                                705,474       747,534

    Deposits                                          528,515       265,370

    Securities sold, not yet purchased,

     at market value                                   40,620        19,657

    Drafts payable                                     29,331        34,531

    Advances from Federal Home Loan Bank               49,885       160,468

    Other liabilities                                  73,953        69,920

    Exchangeable subordinated notes                     7,284         6,785

        Total liabilities                           3,840,489     3,106,606



    Minority interest in consolidated subsidiaries      1,822         1,762



    Stockholders' equity:

      Preferred stock of $1.00 par value.

       Authorized 100,000 shares; none issued             ---           ---

      Common stock of $.10 par value.

       Authorized 60,000,000 shares, issued

       17,707,998 and outstanding 16,957,287 shares

       at June 27, 2003; issued 17,601,705 and

       outstanding 17,240,570 shares at

       June 28, 2002                                    1,770         1,760

      Additional paid-in capital                      243,683       247,199

      Retained earnings                                 1,217           ---

      Accumulated other comprehensive income -

       unrealized holding gain (loss), net of tax      12,673        11,472

      Deferred compensation, net                        1,549         1,502

      Treasury stock (750,711 shares at

       June 27, 2003 and 361,135 shares at

       June 28, 2002, at cost)                        (11,119)       (6,648)

        Total stockholders' equity                    249,773       255,285

    Commitments and contingencies

      Total liabilities and stockholders' equity   $4,092,084    $3,363,653





                       SWS GROUP, INC. AND SUBSIDIARIES

   Consolidated Statements of Income (Loss) and Comprehensive Income (Loss)

 For the three months and fiscal years ended June 27, 2003 and June 28, 2002

              (In thousands, except per share and share amounts)



                                     For the                  For the

                                three months ended      twelve months ended

                               June 27,    June 28,     June 27,    June 28,

                                 2003        2002         2003        2002



    Net revenues from

     clearing operations        $5,059      $6,125      $19,267     $31,056

    Commissions                 23,221      19,737       83,591      75,334

    Interest                    25,941      26,589       97,304     125,119

    Investment banking,

     advisory and

     administrative fees         6,015      11,564       25,589      42,215

    Net gains on principal

     transactions                4,371       7,493       18,515      41,540

    Other                        7,468       4,768       19,215      16,886

        Total revenue           72,075      76,276      263,481     332,150



    Commissions and other

     employee compensation      34,110      35,052      128,650     138,525

    Interest                    10,090      11,308       39,885      65,807

    Occupancy, equipment and

     computer service costs      9,077      18,157       33,674      53,909

    Communications               3,863       5,057       15,305      19,539

    Floor brokerage and

     clearing organization

     charges                     1,554       1,895        6,416       8,054

    Advertising and

     promotional                 1,237       1,099        3,708       7,848

    Other                        7,472      18,646       30,828      45,853

        Total expense           67,403      91,214      258,466     339,535



    Income (loss) before

     income tax expense and

     minority interest in

     consolidated subsidiaries   4,672     (14,938)       5,015      (7,385)

    Income tax expense

     (benefit)                   1,445      (5,317)       1,041      (1,352)



    Income (loss) before

     minority interest in

     consolidated subsidiaries   3,227      (9,621)       3,974      (6,033)

    Minority interest in

     consolidated subsidiaries    (633)       (799)      (1,551)     (1,151)



    Net income (loss) before

     extraordinary item          2,594     (10,420)       2,423      (7,184)

    Extraordinary gain,

     net of tax                    445         ---          445         ---

    Net income (loss)            3,039     (10,420)       2,868      (7,184)

    Net income (loss)

     recognized in other

     comprehensive income

     (loss), net of tax          1,216      (3,553)       1,201     (16,525)



    Comprehensive income

     (loss)                     $4,255    $(13,973)      $4,069    $(23,709)



    Earnings per share - basic

      Net income (loss) before

       extraordinary item        $0.15      $(0.60)       $0.14      $(0.42)

      Extraordinary gain          0.03         ---         0.03         ---

      Net income (loss)          $0.18       (0.60)       $0.17       (0.42)

      Weighted average

       shares outstanding -

       basic                16,892,583  17,236,568   16,950,561  17,215,592



    Earnings per share - diluted

      Net income (loss)

       before extraordinary

       item                      $0.15      $(0.60)       $0.14      $(0.42)

      Extraordinary gain          0.03         ---         0.03         ---

      Net income (loss)          $0.18      $(0.60)       $0.17      $(0.42)

      Weighted average

       shares outstanding -

       diluted              17,034,029  17,236,568   16,997,078  17,215,592





          Reconciliation of Non-GAAP Financial Information Follows:

    Reconciliation of GAAP Financial Information to Non-GAAP Financial

Information



    The company believes that the presentation of the non-GAAP financial measures, revenues from ongoing operations and income (loss) from ongoing operations, is useful to investors because it is more indicative of the company's operating performance.  Management has provided this information to assist the reader in understanding the impact of large charges and credits on the company's reported financial results.  Management of the company uses this information to evaluate the performance of its business unit managers because it represents performance over which business unit managers exercise control.

Decisions made at the corporate level regarding acquisitions or dispositions of businesses, closure of locations or business units, spin-offs of subsidiaries and liquidation of non-operating assets are not generally under the control of the business unit manager and do not reflect the ongoing operating strengths or weaknesses of the business.  Revenues from ongoing operations and income (loss) from ongoing operations should be considered in addition to, rather than as a substitute for, GAAP revenues, pre-tax income and net income.



     (In thousands)



                                3 months   3months  Fiscal Year Fiscal Year

                                  ended     ended      ended       ended

                                 6/27/03   6/28/02    6/27/03     6/28/02



    Revenues, net of

     interest                   $46,134    $49,687    $166,177   $207,031

    Gain on sale of MDB

     accounts                    (4,200)       ---      (4,200)       ---

    Spin-off of Westwood

     Holdings                       ---     (5,371)        ---    (20,574)

    Sale of NITE stock              ---     (4,463)        ---    (24,251)

    Sale of First Consumer

     Credit                         ---        ---         ---     (1,163)



    Revenues from ongoing

     operations                 $41,934    $39,853    $161,977   $161,043





                                3 months   3 months Fiscal Year Fiscal Year

                                  ended     ended      ended       ended

                                 6/27/03   6/28/02    6/27/03     6/28/02



    Net income (loss) before

     extraordinary item          $2,594   $(10,420)     $2,423    $(7,184)

    Gain on sale of MDB

     accounts                    (2,730)       ---      (2,730)       ---

    Impairment charges              624      6,778         624      6,778

    Spin-off of Westwood

     Holdings                       ---     (1,092)        ---       (648)

    Sale of NITE stock              ---     (2,901)        ---    (15,763)

    Sale of First Consumer

     Credit                         ---        ---         ---       (756)



    Income (loss) from

     ongoing operations            $488    $(7,635)       $317   $(17,573)



SOURCE  SWS Group, Inc.

    -0-                             07/31/2003

    /NOTE TO EDITORS:  A Company background is available upon request.  Please call the contact./

    /CONTACT:  Jim Bowman, Vice President - Corporate Communications of SWS

Group, Inc., +1-214-859-9335, or jbowman@swst.com /

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    /Web site:  http://www.swsgroupinc.com /

    (SWS)



CO:  SWS Group, Inc.

ST:  Texas

IN:  FIN

SU:  ERN